JOINDER AGREEMENT AND
                          AMENDMENT TO CREDIT AGREEMENT

         This Joinder Agreement and Amendment to Credit Agreement (the "Joinder Agreement") is made and entered into as of December 31, 2000, by and among:

     (1) Commonwealth Industries, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent") and the successor by merger to CI Holdings, Inc.;

     (2) CA Lewisport, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware and formerly known as Commonwealth Aluminum Lewisport, Inc., and as Commonwealth Aluminum Corporation ("Old Lewisport");

     (3) CI Holdings, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware and formerly known as Alflex Corporation ("CI Holdings");

     (4) Commonwealth Aluminum Concast, Inc., a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI");

     (5) Commonwealth Aluminum Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware ("CAC"; each of CAC, CACI, Old Lewisport and CI Holdings is sometimes hereafter referred to as a "Borrower" and collectively as the "Borrowers");

     (6) The Subsidiaries of the Parent identified by the caption "Subsidiary Guarantors" on the signature pages hereto (the "Subsidiary Guarantors");

     (7) Alflex Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware ("New Alflex");

     (8) Commonwealth Aluminum Lewisport, LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware ("New Lewisport");

     (9) Commonwealth Aluminum Metals, LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware ("Metals"; together with New Alflex and New Lewisport, the "New Borrowers"; and, together with the Parent, the Subsidiary Guarantors and the Borrowers, the "Obligors");

     (10) Bank One, Indiana, NA, for itself and as administrative agent for the Lenders (as hereafter defined) (the "Administrative Agent");

     (11) PNC Bank, National Association ("PNC");

     (12) ABN AMRO Bank N.V. ("ABN AMRO");

     (13) Bank of Montreal ("Montreal");

     (14) Credit Agricole Indosuez ("Indosuez");

     (15) Mellon Bank, N.A. ("Mellon Bank");

     (16) The Industrial Bank of Japan, Limited ("IBJ"); and

     (17) Firstar Bank, NA ("Firstar" and, together with the Administrative Agent, PNC, ABN AMRO, Montreal, Indosuez, Mellon Bank, and IBJ, the "Lenders").

                             PRELIMINARY STATEMENTS:

A. Parent, each of the Borrowers, each of the Subsidiary Guarantors and each of the Lenders are parties to a certain Second Amended and Restated Credit Agreement dated as of December 19, 1997, as amended by Amendment No. 1 to Credit Agreement dated December 22, 1998, an Agreement of Resignation, Appointment and Acceptance dated August 18, 1999, a Joinder Agreement dated as of October 29, 1999, a Joinder Agreement dated as of December 31, 1999, and a letter agreement dated as of December 27, 2000 (as amended from time to time, the "Credit Agreement").

B. Parent, each of the Borrowers, each of the Subsidiary Guarantors and the Administrative Agent (as successor to National Westminster Bank PLC pursuant to the Agreement of Resignation, Appointment and Acceptance dated August 18, 1999) are parties to a certain Amended and Restated Pledge and Security Agreement dated as of November 29, 1996, as amended by Amendment No. 1 dated as of December 19, 1997, by a Joinder Agreement dated as of October 29, 1999, and by a Joinder Agreement dated as of December 31, 1999 (as amended, the "Pledge Agreement").

     C. Certain of the Obligors have caused the formation of the New Borrowers, and the Borrowers have requested that the Lenders agree to allow the New Borrowers to join as Borrowers under the Credit Agreement.

     D. Each of Old Lewisport and CI Holdings has changed its name, and each has requested that the Lenders consent to such change of name.

     E. The Obligors have requested that the Lenders restate their agreement to amend Section 9.10(b) of the Credit Agreement in certain respects.

                  NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Joinder. Each of the New Borrowers hereby executes and delivers this Agreement to the Lenders, pursuant to which each New Borrower joins as a "Borrower" (as defined in the Credit Agreement), and becomes liable as an Borrower under, each of the documents to which the Borrowers are parties (including without limitation the Credit Agreement, each of the Revolving Credit Notes, each of the Swingline Notes, and the Pledge Agreement), jointly and severally liable with all other Borrowers under and with respect to such documents. Each of the other Borrowers consents to the joinder of each of the New Borrowers.

         2. Consent of Lenders. Each of the Lenders hereby (i) consents to the change of Old Lewisport's name from "Commonwealth Aluminum Lewisport, Inc.," to "CA Lewisport, Inc.," (ii) consents to the change of CI Holdings' name from "Alflex Corporation" to "CI Holdings, Inc.," and (iii) consents to the addition of each of the New Borrowers as, and agrees that each of the New Borrowers shall be, a "Borrower" under the Credit Agreement, the Revolving Credit Notes, the Swingline Notes, the Pledge Agreement and each of the other documents to which the Borrowers are parties.

     3. Amendment to Section 9.10(b). Section 9.10(b) of the Credit Agreement is hereby modified and amended so that, as modified and amended, it shall read in its entirety as follows:

                  "(b)     Interest Coverage Ratio.
                           -----------------------

                           The  Parent  will  not  permit  the  Total   Interest
                  Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:

                  Period                                           Ratio

                  From the Restatement Effective Date
                   through December 30, 1998                    2.00 to 1.00

                  From December 31, 1998
                   through September 29, 1999                   2.25 to 1.00

                  From September 30, 1999
                   through December 30, 1999                    2.50 to 1.00

                  From December 31, 1999
                   through December 30, 2000                    3.00 to 1.00

                  From December 31, 2000
                   through December 30, 2001                    2.75 to 1.00

                  From December 31, 2001
                   and at all times thereafter                  3.00 to 1.00"

         4. Affirmation of Representations and Warranties. Each of the Obligors (including each of the New Borrowers) hereby affirms that the representations and warranties contained in the Credit Agreement and in the Pledge Agreement are true and accurate as of the Effective Date and as of the date of the execution and delivery of this Joinder Agreement. Each further represents and warrants that each has the power to enter into and perform this Joinder Agreement. The making and performance by the Obligors (including each of the New Borrowers) of this Joinder Agreement has been duly authorized by all necessary action and will not:

     (i) violate any provision of law or of any of the Obligors' (including the New Borrowers') certificates of incorporation or formation, or bylaws or limited liability company agreements,

     (ii) result in the breach of, or constitute a default under, any agreement or instrument to which any of the Obligors (including the New Borrowers) is a party or by which any of the Obligors (including the New Borrowers) or any of their respective property may be bound or affected, or

     (iii) result in the creation of any lien, charge or encumbrance upon any property or assets of any of the Obligors (including the New Borrowers), except as provided by this Joinder Agreement (in the case of the New Borrowers).

No consent, approval, authorization, declaration, exemption or other action by, or notice to, any court or governmental or administrative agency or tribunal is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Joinder Agreement or any other agreement, instrument or document to be executed and delivered pursuant hereto.

         5. No Impairment and Ratification. Each Guarantor consents to the entering into of this Joinder Agreement by each of the Borrowers, the other Guarantors and the New Borrowers. Each of the Obligors agrees that neither this Joinder Agreement nor anything contained herein or in any other document or instrument delivered in connection herewith shall diminish or impair any Guarantor's liability in any respect under its Guaranty. Each Guarantor further agrees that its Guaranty is, by the execution and delivery of this Joinder Agreement, ratified, confirmed and reaffirmed in its entirety, and acknowledged to continue in full force and effect.

         6. Ratification. Except as expressly amended by this Joinder Agreement, the Credit Agreement, the Pledge Agreement and the Guaranties are and shall be unchanged. All of the terms, provisions, covenants, agreements, conditions, schedules and exhibits thereof or thereto shall remain and continue in full force and effect and are hereby incorporated by reference, and hereby ratified, reaffirmed and confirmed by the Obligors (including the New Borrowers) and the Lenders in all respects on and as of the effective date of this Joinder Agreement. Each of the Obligors (including the New Borrowers) acknowledges and agrees that all liens, security interests, and pledges heretofore given to the Lenders to secure their respective indebtedness to the Lenders shall also secure all obligations arising hereunder.

     7. Conditions. The Lenders' agreements and consents in this Joinder Agreement are and shall be subject to the prior satisfaction of the following conditions precedent:

     (a) Execution and Delivery of this Joinder Agreement. All of the parties to this Joinder Agreement shall have executed and delivered a counterpart hereof.

     (b) Evidence of Existence and Authorization. The Administrative Agent shall have received the following:

     (i) for each of the New Borrowers, a copy of charter documents, limited liability company agreement and resolutions relating to such New Borrower's execution and delivery of this Joinder Agreement, all certified as true, correct and complete by a member or manager of such New Borrower; and

     (ii) for all Obligors, copies of resolutions relating to the execution and delivery of this Joinder Agreement, all certified as true, correct and complete by the Secretary or an Assistant Secretary of each Obligor.

                  (c) Chattel Search  Results.  The  Administrative  Agent shall have received such legal opinions, UCC-11 Reports or reports from nationally-recognized chattel search firms and similar information reflecting that the security interests granted to the Administrative Agent, for the benefit of the Lenders, by each of the New Borrowers are first and prior perfected security interests.

     (d) Legal Opinions. The Administrative Agent shall have received the legal opinions of the law firms of:

     (i) Sullivan & Cromwell, substantially in the form of Exhibit A attached hereto and incorporated herein by this reference,

     (ii) Womble, Carlisle, Sandridge & Rice, PLLC, substantially in the form of Exhibit B attached hereto and incorporated herein by this reference,

     (iii) Taft, Stettenius & Hollister LLP, substantially in the form of Exhibit C attached hereto and incorporated herein by this reference,

     (iv) Morrison & Foerster, LLP, substantially in the form of Exhibit D attached hereto and incorporated herein by this reference

     (v) Wyatt, Tarrant & Combs, LLP, substantially in the form of Exhibit E attached hereto and incorporated herein by this reference

     (e) Financing Statements. All UCC-1 financing statements and other documents, duly executed, as the Administrative Agent determines to be necessary to perfect the security interests intended to be granted by each of the New Borrowers under the Pledge Agreement and to reflect the changes of the names of CI Holdings and Old Lewisport.

     (f) Proceedings Satisfactory. All proceedings taken in connection with the transactions contemplated herein shall be satisfactory to the Lenders and their counsel. The Lenders and their counsel shall have received copies of such documents as they may request in connection therewith, all in form and substance satisfactory to the Lenders and their counsel.

         8.       General Provisions.
                  ------------------

(a) Entire Agreement. This Agreement, the Credit Agreement, the Pledge Agreement and the other documents to which the Obligors (including the New Borrowers) are parties pursuant to the Credit Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and thereof. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

(b) Definitions. Terms used and not otherwise defined in this Joinder Agreement shall have the meanings given to them in the Credit Agreement, as amended from time to time.

(c) Benefit. This Agreement shall be binding upon the Obligors, including the New Borrowers, and their respective successors and assigns and shall inure to the benefit of the Lenders and their respective successors and assigns.

(d) Waiver. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or a waiver in respect of any breach or default, whether of a similar or a different nature, unless expressly so stated in writing.

     (e)  Governing  Law.  The  validity,   construction,   interpretation   and
enforcement of this Agreement shall be construed in accordance with the laws of the State of New York without regard to its conflict of laws.

(f) Severability. If any provision of this Agreement or its application shall be deemed invalid, illegal or unenforceable in any respect, the validity, construction, interpretation and enforceability of all other applications of that provision and of all other provisions and applications hereof shall not in any way be affected or impaired.

(g) Further Assurances. From time to time at another party's request and without further consideration, the parties shall execute and deliver such further instruments and documents, and take such other action as the requesting party may reasonably request, in order to complete more effectively the transactions contemplated in this Agreement.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Agreement.

                  (i) Letter Agreement. This Agreement amends, restates and supersedes that certain letter agreement dated as of December 27, 2000, by and among the Lenders and the Borrowers, which letter agreement is hereby terminated and of no further force or effect.



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement, effective as of the date set out in the preamble of this Agreement.

"Parent"                   Commonwealth Industries, Inc.

                         By:
                         ------------------------------------------------------
                         Title:
                         ------------------------------------------------------

"Borrowers"                CA Lewisport, Inc.

                         By:
                         ------------------------------------------------------
                         Title:
                         ------------------------------------------------------

                           CI Holdings, Inc.

                         By:
                         ------------------------------------------------------
                         Title:
                         ------------------------------------------------------

                           Commonwealth Aluminum Concast, Inc.

                         By:
                         ------------------------------------------------------
                         Title:
                         ------------------------------------------------------

                           Commonwealth Aluminum Corporation

                         By:
                         ------------------------------------------------------
                         Title:
                         ------------------------------------------------------

"Subsidiary Guarantors"    Commonwealth Aluminum Sales Corporation

                         By:
                         ------------------------------------------------------
                         Title:
                         ------------------------------------------------------

                           Alflex E1 LLC,  by its sole
                           member, CI Holdings, Inc.

                         By:
                         ------------------------------------------------------
                         Title:
                         ------------------------------------------------------


"New Borrowers"            Alflex Corporation

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------

                           Commonwealth Aluminum Lewisport, LLC

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------

                            Commonwealth Aluminum Metals, LLC

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------

"Lenders"                   Bank One, Indiana, NA

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------

                            PNC Bank, National Association

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------

                            ABN AMRO Bank N.V.

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------

                            Bank of Montreal

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------

                            Credit Agricole Indosuez

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------

                            Mellon Bank, N.A.

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------



                            The Industrial Bank of Japan, Limited

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------

                            Firstar Bank, NA

                          By:
                          -----------------------------------------------------
                          Title:
                          -----------------------------------------------------